UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2013

LinnCo, LLC

Linn Energy, LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-35695 000-51719	45-5166623 65-1177591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(281) 840-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment No. 1 to Agreement and Plan of Merger

On November 3, 2013, LinnCo, LLC (“LinnCo”) and Linn Energy, LLC (“LINN”) entered into Amendment No. 1 (the “Merger Agreement Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 20, 2013, with Berry Petroleum Company (“Berry”), Linn Acquisition Company, LLC, a wholly owned subsidiary of LinnCo (“LinnCo Merger Sub”), Bacchus HoldCo, Inc., a direct wholly owned subsidiary of Berry (“HoldCo”), and Bacchus Merger Sub, Inc., a direct wholly owned subsidiary of HoldCo (“Bacchus Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, (i) Bacchus Merger Sub will be merged with and into Berry (the “HoldCo Merger”), with Berry continuing as the surviving corporation and as a direct wholly owned subsidiary of HoldCo; (ii) following the HoldCo Merger, Berry will be converted from a Delaware corporation into a Delaware limited liability company (the “Conversion”); (iii) following the Conversion, HoldCo will be merged with and into LinnCo Merger Sub (the “LinnCo Merger”), with LinnCo Merger Sub continuing as the surviving company; and (iv) following the LinnCo Merger, LinnCo will contribute all of the outstanding equity interests in LinnCo Merger Sub to LINN (the “Contribution”) in exchange for the issuance to LinnCo (the “Issuance”) of newly issued units representing limited liability company interests in LINN (“LINN Units”).

Under the terms of the Merger Agreement, each outstanding share of Berry common stock will be converted into one newly issued share of HoldCo common stock in the HoldCo Merger, and HoldCo stockholders will have the right to receive, for each share of HoldCo common stock they own, newly issued LinnCo common shares in the LinnCo Merger. Pursuant to the Merger Agreement Amendment, the number of newly issued LinnCo common shares that Holdco stockholders will have the right to receive per share of Berry common stock in the LinnCo Merger has been increased from 1.25 to 1.68. In addition, the Merger Agreement Amendment extends the end date for completion of the HoldCo Merger and the LinnCo Merger to January 31, 2014, after which any of LinnCo, LINN or Berry have the right, but not the obligation, to terminate the Merger Agreement.

The summary of the Merger Agreement Amendment in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Merger Agreement Amendment, which is included as Exhibit 2.1 hereto and incorporated herein by reference. See the Current Report on Form 8-K filed by LinnCo and LINN on February 21, 2013 for a more detailed summary of the Merger Agreement.

Amendment No. 1 to Contribution Agreement

On November 3, 2013, LinnCo and LINN entered into Amendment No. 1 (the “Contribution Agreement Amendment”) to the Contribution Agreement (the “Contribution Agreement”), dated as of February 20, 2013, between LinnCo and LINN. The Contribution Agreement sets forth the terms and conditions of the Contribution and the Issuance that will take place following the LinnCo Merger. Under the Contribution Agreement, the number of LINN Units to be issued to LinnCo in the Issuance will be equal to the greater of (i) the aggregate number of LinnCo common shares issued in the LinnCo Merger and (ii) the number of LINN Units required to cause LinnCo to own no less than one-third of all of the outstanding LINN Units following the Contribution. Pursuant to the Contribution Agreement Amendment, LINN no longer has an obligation to pay LinnCo a special distribution for tax liabilities fixed at $6 million per year for 2013, 2014 and 2015 and instead, LINN and LinnCo agree to work in good faith at the end of 2013, 2014 and 2015 to determine whether and in what amounts LINN should make tax liability distributions to LinnCo to reasonably compensate LinnCo for the actual increase in tax liability to LinnCo, if any, resulting from the allocation of amortization, depletion, depreciation and other cost recovery deductions using the “remedial allocation method” pursuant to Treasury Regulations Section 1.704-3(d), with respect to the assets acquired in the Contribution.

The summary of the Contribution Agreement Amendment in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Contribution Agreement Amendment, which is included as Exhibit 2.2 hereto and is incorporated herein by reference. See the Current Report on Form 8-K filed by LinnCo and LINN on February 21, 2013 for a more detailed summary of the Contribution Agreement.

Item 7.01	Regulation FD Disclosure.

On November 4, 2013, Berry, LinnCo and LINN issued a joint press release announcing the execution of the Merger Agreement Amendment. The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 3, 2013, by and among Berry Petroleum Corporation, Bacchus HoldCo, Inc., Bacchus Merger Sub, Inc., LinnCo, LLC, Linn Acquisition Company, LLC and Linn Energy, LLC

2.2	Amendment No. 1 to Contribution Agreement, dated as of November 3, 2013, by and between LinnCo, LLC and Linn Energy, LLC

99.1	Joint press release, dated November 4, 2013

Additional Information about the Proposed Transactions and Where to Find It

In connection with the proposed transactions, LinnCo and LINN have filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (Registration No. 333-187484) that includes a joint proxy statement of LinnCo, LINN and Berry that also constitutes a prospectus of LINN and LinnCo. LinnCo and LINN also plan to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by LinnCo, LINN and Berry with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting LINN’s and LinnCo’s Investor Relations department at (281) 840-4193 or via e-mail at ir@linnenergy.com or by contacting Berry’s Investor Relations department at (866) 472-8279 or via e-mail at ir@bry.com.

Participants in the Solicitation

LinnCo, LINN and Berry and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about LinnCo and LINN’s directors and executive officers is available in the Registration Statement on Form S-4 relating to the merger. Information about Berry’s directors and executive officers is available in Berry’s Form 10-K/A for the year ended December 31, 2012, dated April 30, 2013. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transactions when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Berry, LINN or LinnCo using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the press release included herewith contains forward-looking statements concerning the proposed transactions, its financial and business impact, management’s beliefs and objectives with respect thereto, and management’s current expectations for future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipates,” “may,” “can,”

“plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of LINN, LinnCo, Berry or of the combined company. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate the proposed transactions, the timing of consummation of the proposed transactions, the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated, the ability of LINN to integrate the acquired operations, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings, and the ability to realize opportunities for growth. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the documents filed with the SEC by Berry, LINN and LinnCo from time to time, including their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The forward-looking statements including in this Current Report on Form 8-K and the press release are made only as of the date hereof. None of Berry, LINN nor LinnCo undertakes any obligation to update the forward-looking statements included in this Current Report on Form 8-K or the press release to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINNCO, LLC LINN ENERGY, LLC

By:	/s/ Candice J. Wells
Candice J. Wells Vice President, General Counsel and Corporate Secretary

Date: November 4, 2013

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 3, 2013, by and among Berry Petroleum Corporation, Bacchus HoldCo, Inc., Bacchus Merger Sub, Inc., LinnCo, LLC, Linn Acquisition Company, LLC and Linn Energy, LLC

2.2	Amendment No. 1 to Contribution Agreement, dated as of November 3, 2013, by and between LinnCo, LLC and Linn Energy, LLC

99.1	Joint press release, dated November 4, 2013